1 16 JUNE 2025 Ms. Megan Graves Private and Confidential Dear Megan, RE: Retirement Plans This letter seeks to confirm the details upon your upcoming retirement. You will continue in your role as CEO, Hamilton Re until December 31, 2025, when you will retire (the "Retirement Date"). Please be reminded that, during your Notice Period, you remain employed by Hamilton BDA Services Limited (the “Company”) and continue to owe all duties and obligations (express and implied, including the duty of fidelity) to both the Company and the Group Companies. During your Notice Period, it is expected that you will continue to fulfil your duties under the contract of employment dated September 1, 2020 (the ‘Contract of Employment’) between you and the Company. However, per section 3c of your Contract of Employment, the Company reserves the right to request you to go on “garden leave”. *capitalised terms not otherwise defined herein shall have the meanings ascribed to them in the Contract of Employment. During the period of your notice, you agree to support the handover of your responsibilities to Adrian Daws. You shall be reimbursed for any business expenses properly incurred prior to the Retirement Date, subject to any generally applicable Group Company policy or procedures. 2025 Discretionary Annual Bonus You remain eligible for a discretionary annual bonus for the 2025 performance year, payable in March 2026, at no less than your target, based on the agreed pool awarded for Hamilton Re and subject to the normal rules of the cash incentive scheme in force at your Retirement Date. Long Term Incentive Compensation You will remain a member of the Hamilton Insurance Group Long Term Incentive Plan and, subject to signing the attached form of non-compete agreement, will benefit from the continued vesting for any unvested RSUs and PSUs that have been granted. For the avoidance of doubt, you will not be eligible for any future grants from the date of this letter.

2 Relocation Costs To support your repatriation to US, you will be eligible for reimbursement of up to an aggregate maximum sum of US$20,000 towards the shipment of your personal belongings and economy flights to the US for you and your spouse. Your final salary payment will be made to you as part of the December 2025 payroll. Any accrued yet unused vacation leave will be paid to you alongside this final payment. Any benefits that you are eligible for will end upon leaving Hamilton, except for medical coverage which will continue for a period of 31 days should alternative coverage not be in place. Please be aware that your employment with the Company may be subject to restriction clauses that extend beyond your final date of employment: any such details will be outlined your contract of employment. In order to signify your understanding and agreement to the above outlined terms, please sign and return a copy of this letter and the attached non-compete agreement. If you have any questions, please do not hesitate to contact me. I wish you all the best on your forthcoming retirement. Your sincerely, Gemma Carreiro General Counsel For and on behalf of the Company ----------------------------------------------------------------------------------------------------------- I confirm receipt and my understanding and agreement to the arrangements set out in this letter Signed: ................................................................................... Date: ........................................................ June 16, 2025

NON-COMPETE AGREEMENT THIS NON-COMPETE AGREEMENT (the “Agreement”) dated this day of DATE. BETWEEN: Hamilton Insurance Group, Ltd. (the “Company”) AND [ ] (the “Employee”) BACKGROUND: A. The Employee is currently employed by Hamilton BDA Services Limited (the “Employer”), a wholly owned subsidiary of the Company and is a recipient of Awards under the Hamilton Insurance Group, Ltd.’s Value Appreciation Pool (“VAP”), the Hamilton Insurance Group, Ltd. Equity Incentive Plan 2013 and the Hamilton Insurance Group, Ltd. Equity Incentive Plan 2023. B. The Employee has stated their intention to retire from work. Unless otherwise defined herein the terms and phrases used in this Agreement are as defined in the Hamilton Insurance Group, Ltd. Equity Incentive Plan 2013 and the Hamilton Insurance Group, Ltd. Equity Incentive Plan 2023 as amended from time to time and posted on the Company’s Open Hamilton intranet website or as advised to the Employee. IN CONSIDERATION OF the vesting and subsequent payment of the Awards granted to the Employee, and in addition to other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement agree as follows: 1. By signing this Agreement the Employee hereby confirms their intention to retire on [ ] 2. For a period beginning with the date of this Agreement and ending after all outstanding unvested Awards have fully vested (the “Restricted Period”), the Employee agrees that, without the prior written consent of the Company, the Employee shall not, during the Restricted Period: a. work for a competing company in the insurance market in any location in which the Company (or any subsidiary of the Company) has a physical presence, either as an employee or contractor as at the date of this Agreement (“the Restricted Area”); b. solely or jointly with others, in the Restrictive Area, establish a company that in part or wholly offers the same products or services as the Company (or any subsidiary of the Company) as at the date of this Agreement; c. solely or jointly with others, in the Restrictive Area, develop products or services that could be used in competition with those products or services provide by the Company (or any subsidiary of the Company), as of the date of this Agreement; d. solely or jointly with others, in the Restrictive Area, undertake any business activities competitive with the current or anticipated business activities of the Company (or any subsidiary of the Company) as of the date of this Agreement; or

e. directly or indirectly, in the Restrictive Area, engage in any other business activities which the Company, in their reasonable discretion, determines to be in material conflict with the best interests of the Company (or any subsidiary of the Company). Should circumstances change within the period of this Agreement, the Employee is required to promptly notify the Company. 3. It is specifically recognized and agreed by and between the Company and Employee that nothing in this Agreement shall prohibit, restrict, or otherwise impede the Employee from utilizing, employing, and/or marketing Employee’s skill and experience as an employee, consultant, officer, owner, founder or director of any company or entity not in competition with the Employer, as set out in clause 2a – 2e above. 4. In addition, it is mutually recognized and agreed that nothing in this Agreement shall prohibit, restrict, or otherwise impede the Employee from acting as a non-executive director for any company or entity that may be considered as in competition with the Company. 5. The Company agrees to consider the waiver of a potential conflict of the items set out in clause 2a – 2e above submitted by the Employee provided that the Employee brings such matter to the attention of the Company in advance for due consideration. The Company agrees to be commercially reasonable but shall have absolute discretion as to whether or not to grant a waiver. 6. In the event the Company reasonably believes the Employee has breached any part of clause 2a – 2e above, the Company shall provide the Employee with written notice specifying the nature of the alleged breach. The Employee shall have twenty (20) days from the date of receipt of such notice to remedy the alleged breach to the reasonable satisfaction of the Company. If, following the expiration of that period, the Company reasonably determines that a breach remains unremedied, the Company may issue a further written notice confirming that all of the Employee’s Awards remaining unvested at that time shall lapse and thereafter shall not vest, provided that such lapse shall not take effect if the Employee is actively arbitrating the alleged breach in good faith in according to clause 11 of this Agreement. The Employee’s breach of any provision of clause 2a – 2e and the lapsing of any Awards remaining unvested shall not affect the Employee’s rights to and ownership of any Awards vesting prior to the date of any breach and written notice of lapse. 7. The addresses for any notice to be delivered to the Employee is as follows: Address: Email address: 8. For the purposes of administration and for general communication purposes, the Employee shall advise the Company of any change of address and email address. 9. Assignment - Except where the Company has been purchased by, sold to or merged with, a third party company, or where it has become necessary or desirable to assign this Agreement to another company within the Group, this Agreement may not be assigned or otherwise transferred by either party in whole or part without the prior written consent of the other party to this Agreement. 10. Amendment - This Agreement may only be amended or modified by a written instrument executed by both the Company and the Employee.

11. Governing Law – This Agreement shall be governed by and construed in accordance with the laws of New York, and any dispute or claim which may arise out of or in connection with this Agreement shall be referred to and determined by arbitration in New York, USA. Signed by the Employee: ………………………….…………………………………………….. Signed on behalf of the Company: ………………………………………………………..